EXTENSION - MANAGEMENT SERVICES AGREEMENT
(All amounts are stipulated in United States dollars)

THIS EXTENSION of AGREEMENT dated effective as of the 1st day of May 2005.

BETWEEN:

AMERASIA KHAN ENTERPRISES LTD.
#200 - 841 West Broadway
Vancouver, BC. Canada, V5Z 1J9
A Nevada State Incorporated Company
(Hereinafter called the "Company")
                                                OF THE FIRST PART

AND:

Johnny C.N. Lee
#803 Chung Ying Building
20 - 20A Connaught Road West
Hong Kong
(Hereinafter called "Lee")
                                                OF THE SECOND PART

WHEREAS:

AMERASIA KHAN ENTERPRISES LTD. and JOHNNY C.N. LEE had entered a Management Service Agreement “The Agreement” dated May 01, 2004. The Agreement will be ended on April 30, 2005.

NOW THEREFORE THE PARTIES HAVE AGREED to enter into an extension to “The Agreement” for another 12 months period starting May 01, 2005 and ended April 30, 2006.

All other terms and conditions pertaining in the original Agreement remain the same.

No amendment or termination of this Agreement shall be valid unless it is in writing and executed by both parties.

Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the _________ day of ________________, 2005.

AMERASIA KHAN ENTERPRISES LTD.
By its authorized signatory    By its authorized signatory
/s/ David Ho                         /s/ Johnny C.N. Lee

Signature of Authorized Signatory   Signature of Authorized Signatory

Johnny C.N. Lee
By its authorized signatory
/s/ Johnny C.N. Lee

Signature of Authorized Signatory